PROSPECTUS SUPPLEMENT DATED MARCH 1, 1996, TO THE FOLLOWING PROSPECTUSES:

The JPM Institutional Tax Exempt Bond Fund, dated December 29, 1995 The JPM Institutional International Bond Fund, dated December 29, 1995 The JPM Institutional Selected U.S. Equity Fund, dated October 1, 1995 The JPM Institutional U.S. Small Company Fund, dated October 1, 1995 The JPM Institutional Diversified Fund, dated October 1, 1995
The JPM Institutional European Equity Fund, dated December 29, 1995 The JPM Institutional Japan Equity Fund, dated December 29, 1995
The JPM Institutional Asia Growth Fund, dated December 29, 1995


The following is inserted after the first sentence of the third paragraph under the caption "Purchase of Shares-- Method of Purchase" of each Prospectus listed above as applicable to the Fund described in such Prospectus:

     The Fund may permit an investor who is investing for a group of clients to attain the following minimum investment within a reasonable period of time that will be no longer than thirteen months after opening its account.

     The JPM Institutional Tax Exempt Bond Fund                 $10,000,000
     The JPM Institutional International Bond Fund              $ 2,000,000
     The JPM Institutional Selected U.S. Equity Fund            $ 6,000,000
     The JPM Institutional U.S. Small Company Fund              $ 2,000,000
     The JPM Institutional Diversified Fund                     $ 6,000,000
     The JPM Institutional European Equity Fund                 $ 2,000,000
     The JPM Institutional Japan Equity Fund                    $ 2,000,000
     The JPM Institutional Asia Growth Fund                     $ 1,000,000


MINSUP.DOC

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PROSPECTUS SUPPLEMENT DATED MARCH 1, 1996, TO
THE JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND PROSPECTUS,
DATED JUNE 21, 1995
(supersedes Supplement dated September 26, 1995)


Effective September 29, 1995, accounts opened in the Fund by an employer-sponsored employee retirement plan or by investors such as investment advisors, trust companies and financial advisors require a higher minimum initial investment amount than the amount stated in the accompanying prospectus. For information about purchase minimums or maintenance of a Fund account, see the following amendments to the "Purchase of Shares" and "Redemption of Shares" sections.

PURCHASE OF SHARES

METHOD OF PURCHASE. . . . The Fund requires a minimum initial investment of $5 million and a minimum subsequent investment of $25,000. These minimum investment requirements may be waived for investors for whom the Advisor is a fiduciary or who maintain related accounts with The JPM Institutional Funds or the Advisor when such accounts, together with investments in the Funds, total $5 million or more.

For investors such as investment advisors, trust companies and financial advisors who make investments for a group of clients, the minimum investment in the Fund is (i) $5 million if the account is opened for one client or (ii) $10 million for an aggregated purchase order for more than one client. The Fund may permit an investor who is investing for a group of clients to attain the $10 million minimum investment within a reasonable period of time that will be no longer than thirteen months after opening its account. An employer-sponsored retirement plan opening an account in the Fund will be required to attain a $10 million minimum balance within thirteen months of opening the account.

REDEMPTION OF SHARES

MANDATORY REDEMPTION BY THE FUND. If the value of a shareholder's holdings in the Fund falls below the applicable minimum initial investment amount for more than 30 days because of a redemption of shares, the shareholder's remaining shares may be redeemed by the Fund 60 days after written notice to the shareholder unless the account is increased to the minimum investment amount or more.


MINSUP.DOC